PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2025
PLANT AND EQUIPMENT, NET
Schedule of plant and equipment, net

	September 30,
	2024	2025
	RMB	RMB
Plant and building	100,364	100,328
Machinery, equipment and others	77,377	53,177
Furniture and office equipment	10,737	11,536
Motor vehicles	3,735	3,606
Accumulated depreciation	(64,575)	(50,242)
Accumulated impairment	(110,537)	(100,955)
Construction in progress	11,200	11,369
Plant and equipment, net	28,301	28,819